Execution Version

REVENUE ASSIGNMENT AGREEMENT

This Revenue Assignment Agreement (the “Agreement”) is made and entered into as of May 30, 2008, by and among:

1.	Well Chance Investments Limited, an international business company incorporated under the Laws of the British Virgin Islands (the “Well Chance”);

2.	Beijing Hongteng Lianguang Advertising Co., Ltd. ( ), a PRC company limited by shares ( “Hongteng”);

3.	Tianjin Yinse Lingdong Advertising Co., Ltd. is a PRC company limited by shares (“Yinse”); and

4.	Ju Baochun () an individual holding PRC ID card No. __________________; and Xue Wei (), an individual holding PRC ID card No._______________ (each a “Founder” and collectively the “Founders”).

Well Changce, Hongteng, Yinse and the Founders are referred to herein collectively as the “Parties” and each individually as a “Party”.

WHEREAS,

(a)	The Founders are the sole shareholders of Hongteng and Yinse;

(b)
Pursuant to an Share Purchase Agreement dated May 8, 2008 among the Legend Media Inc., Well Chance Investments Limited, Music Radio Limited and the Founders, the Founders and Yinse shall cause the New Atis Contract (as defined below) to be obtained prior to December 31, 2008;

(c)
Considering the substantial time required under (b) above, on the terms and subject to the conditions set forth herein, the Founders and Hongteng desire and agree to assign any and all of the benefits (financial or otherwise) generated by the Old Atis Contract (as defined below) together with all of the advertising sales contracts made pursuant to such Old Atis Contract, to Yinse prior to the obtaining of the New Atis Contract.

NOW, THEREFORE, through friendly negotiation and with good consideration the receipt of which is hereby acknowledged by Parties, the Parties agree as follows:

1.	REVENUE ASSIGNMENT

For the benefit of Well Chance, Hongteng shall, and the Founders shall cause Hongteng, to assign any and all of the benefits (financial or otherwise) generated by the Old Atis Contract together with all of the advertising sales contracts made pursuant to such Old Atis Contract, including, without limitation, payment received or account receivables of Hongteng on or after [June 1, 2008] under the Old Atis Contract, to Yinse until the date on which Yinse entered into a contract (the “New Atis Contract”) with Beijing Atis Advertising Co., Ltd. () (“Atis”), pursuant to which (i) Yinse is granted the exclusive right to market and sell all broadcast advertising for China National Radio Station Music Radio in Tianjin, local frequency FM92.5, (ii) the term of such exclusivity is at least 2 years, and (iii) and any fees payable for any subsequent 12-month period by Yinse under such contract shall not be increased by more than 20% of the fees payable in the first 12-month period.

For the purpose of this Agreement, Old Atis Contract means the exclusive advertising agent contract entered between Atis and Hongteng dated December 23, 2007.

2.	INDEMNIFICATION

Hongteng and the Founders shall shall jointly and severally indemnify and hold harmless Well Chance from and against any loss, damage, obligation and cost arising out of this Agreement due to the breach of this Agreement by Hongteng and the Founders

Well Chance shall indemnify and hold harmless Hongteng and the Founders from and against any loss, damage, obligation and cost arising out of this Agreement due to the breach of this Agreement by Well Chance.

3.	DISPUTE

If any dispute arise, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof shall be resolved pursuant to the dispute mechanism of the Share Purchase Agreement accordingly.

4.	LANGUAGE

This Agreement is executed in both English and Chinese, with equal validity and legal effect. In the event of discrepancy between the English and Chinese versions, the English version shall govern.

5.	TAKING EFFECT

This Agreement shall come into effect on June 1, 2008.

IN WITNESS THEREOF the Parties hereto have caused this Agreement to be duly executed on their behalf by a duly authorized representative as of the date first set forth above.

WELL CHANCE INVESTMENTS LIMITED

Signature: /s/ Jeffrey Dash__________
Name: Jeffrey Dash
Title: President

BEIJING HONGTENG LIANGUANG ADVERTISING CO., LTD.
(chop)
Signature: /s/ JU BAOCHUN________
Name: JU BAOCHUN ()
Title: LEGAL REPRESENTATIVE

TIANJIN YINSE LINGDONG ADVERTISING CO., LTD.
(chop)
Signature: /s/ JU BAOCHUN________
Name: JU BAOCHUN ()
Title: LEGAL REPRESENTATIVE

Signature: /s/ JU BAOCHUN________
Name: JU BAOCHUN ()

Signature: /s/ XUE WEI____________
Name: XUE WEI (  )